SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549-1004

                         --------------------
                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report: June 6, 2002


                     FINANCIAL FEDERAL CORPORATION
        (Exact name of Registrant as specified in its charter)



        Nevada                    1-12006                88-0244792
(State of incorporation)  (Commission file number)   (I.R.S.Employer
                                                    Identification No.)



              733 Third Avenue, New York, New York 10017
               (Address of principal executive offices)
                              (Zip Code)



                            (212) 599-8000
         (Registrant's telephone number, including area code)

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ----------------------------------------------

           On June 6 2002, the Board of Directors of Financial Federal Corporation ("the Company"), upon the recommendation of the Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as the Company's independent auditors and appointed KPMG LLP as the Company's independent auditors for the fiscal year ending July 31, 2002.

          The change in independent auditors did not occur due to any existing or previous accounting disagreements with Andersen, and Andersen has expressed no disclaimer of opinion, adverse opinion, qualification or modification as to uncertainty, audit scope or accounting principles regarding the financial statements of the Company or the audit process, for the year ended July 31, 2001 or any subsequent interim period preceding the dismissal. Neither have there been any accounting disagreements or reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K for those periods. The Company's financial statements for the year ended July 31, 2000 were audited by Eisner & Lubin LLP.

           Andersen has stated in its letter addressed to the Securities and Exchange Commission, attached as Exhibit 16.1, its agreement with the statements made by the Company in Item 4.

          During the Company's two most recent fiscal years ended July 31, 2001 and the subsequent interim period preceding the dismissal, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

    (C)  Exhibits:

      16.1  Letter from Arthur Andersen LLP to the Securities and
            Exchange  Commission dated June 6,  2002  pursuant to
            Item 304(a)(3) of Regulation S-K

      99    Press Release of Financial Federal Corporation  dated
            June 6, 2002


                          EXHIBIT INDEX


Exhibit No.   Description of Exhibit
-----------   ---------------------------------------------------
 16.1         Letter  from Arthur Andersen LLP  to the Securities
              and Exchange Commission dated June 6, 2002 pursuant to Item 304(a)(3) of Regulation S-K
 99           Press  Release  of  Financial  Federal  Corporation
              dated June 6, 2002

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

                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Financial Federal Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FINANCIAL FEDERAL CORPORATION


                                   By:  /s/ Steven F. Groth
                                        -------------------------
                                        Senior Vice President and
                                        Chief Financial Officer
                                        (Principal Financial
                                        Officer)

June 6, 2002
------------
(Date)

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